SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent events	SUBSEQUENT EVENTS
On August 18, 2026, the Company’s Board of Directors approved a cash dividend for the second quarter of 2026 of $0.75 per share. The dividend is expected to be paid on or around September 17, 2026. The record date and ex-dividend date on the New York Stock Exchange ("NYSE") is expected to be September 3, 2026.,

All declarations of dividends are subject to the determination and discretion of the Company’s Board of Directors based on its consideration of various factors, including the Company’s results of operations, financial condition, level of indebtedness, anticipated capital requirements, contractual restrictions, restrictions in its debt agreements, restrictions under applicable law, its business prospects and other factors that the Board of Directors may deem relevant.